                                                                                                 Summary Prospectus dated May 1, 2019

Calvert VP SRI Mid Cap Portfolio

This Summary Prospectus is designed to provide separate accounts of insurance companies, qualified pension and retirement plans and other eligible investors with key fund information in a clear and concise format. Before you invest, you may want to review the Portfolio’s Prospectus and Statement of Additional Information, which contain more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2019, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus and are available at http://www.calvert.com/variable-portfolios. Contract holders, plan beneficiaries and other investors should ask their financial intermediaries, insurance companies, or plan sponsors, or visit their financial intermediary’s or insurance company’s web site for more information.

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not receive paper copies of the Portfolio’s annual and semi-annual shareholder reports from the insurance company or plan sponsor unless you specifically request paper copies. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website address to access the report. Instructions for requesting paper copies will be provided by the insurance company, plan sponsor or your financial intermediary, as applicable. Please contact the insurance company, plan sponsor or your financial intermediary, as applicable, or follow instructions included with this disclosure, if any, for more information.

Investment Objective

Calvert VP SRI Mid Cap Portfolio (the “Fund”) seeks to provide long-term capital appreciation by investing primarily in a portfolio of the equity securities of mid-sized companies that are undervalued but demonstrate a potential for growth.

Fees and Expenses of the Fund

This table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance separate account (“Variable Contract”) or qualified pension or retirement plan (“Qualified Plan”). If these fees and expenses were included, expenses shown would be higher. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement. If you participate through a Qualified Plan, the table does not reflect direct expenses of the plan, and you should consult your administrator for more information.

This table describes the expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.01%
Less Expense Reimbursement(1)	(0.02)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.99%
(1)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that its Total Annual Fund Operating Expenses exceed 0.99%. This expense reimbursement will continue through April 30, 2020. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. If these fees and expenses were included, expenses shown would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund shares	$101	$320	$556	$1,234

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets, (plus any borrowings for investment purposes) in the common stocks of mid-cap companies. The Fund defines mid-cap companies as those whose market capitalization falls within the range of the Russell Midcap® Index at the time of investment. As of December 31, 2018, the market capitalization of the Russell Midcap® Index companies ranged from $364.6 million to $67.9 billion with a weighted average market capitalization of $13.5 billion. Although primarily investing in mid-cap U.S. companies, the Fund may also invest in small-cap companies. The Fund may invest up to 25% of its net assets in publicly-traded real estate investment trusts (“REITs”).

The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies and other issuers that the investment adviser determines operate in a manner consistent with or promote The Calvert Principles for Responsible Investment (the “Principles”). The Principles provide a framework for the investment adviser’s evaluation of investments considering environmental, social and governance (“ESG”) factors. The Principles seek to identify companies and other issuers that operate in a manner that is consistent with or promote: environmental sustainability and resource efficiency; equitable societies and respect for human rights; and accountable governance and transparency, among other factors. For additional information, please refer to “Appendix A: The Calvert Principles for Responsible Investment” in the Fund's prospectus.

The Fund may invest up to 25% of its net assets in foreign securities. As an alternative to holding foreign stocks directly, the Fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter market (including American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”)). The Fund may also lend its securities.

The investment adviser selects securities primarily on the basis of fundamental research, and consideration of the responsible investing criteria described above. The portfolio manager utilizes the information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. In selecting securities, the portfolio manager seeks companies that have sustainable earnings and cash flow, a strong and durable financial profile, secular and cyclical growth prospects, and the ability to maintain a competitive position within its industry. In addition, the portfolio manager employs a portfolio construction process that seeks to manage investment risk. This process includes the use of portfolio optimization tools (quantitative tools that help track the portfolio’s fundamental characteristics such as its volatility, valuation and growth rate relative to the benchmark) and risk management techniques to assist in portfolio construction and monitoring and maintaining issuer and industry diversification among portfolio holdings. The portfolio manager may sell a security when he believes it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options. A security will also be sold (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Fund’s responsible investment criteria.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets.

Calvert VP SRI Mid Cap Portfolio	2	Summary Prospectus dated May 1, 2019

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller and Mid-Sized Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions. The portfolio manager also uses quantitative portfolio optimization and risk management techniques in making investment decisions for the Fund. There can be no assurance that these techniques will achieve the desired results.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

Calvert VP SRI Mid Cap Portfolio	3	Summary Prospectus dated May 1, 2019

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Fund shares and do not reflect any insurance-related expenses and charges under a Variable Contract or expenses related to a Qualified Plan. If such charges were reflected, the returns would be lower. Thus, you should not compare the Fund’s returns directly with the performance of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. Past performance is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2016, CRM became the investment adviser to the Fund and performance reflected prior to such date is that of the Fund’s former investment adviser, Calvert Investment Management, Inc. Performance for all periods has been calculated by CRM, the Fund’s current administrator, in accordance with applicable requirements. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower.

For the ten years ended December 31, 2018, the highest quarterly total return was 17.54% for the quarter ended December 31, 2010 and the lowest quarterly return was -21.77% for the quarter ended September 30, 2011.

Average Annual Total Return as of December 31, 2018	One Year	Five Years	Ten Years
Fund Return Before Taxes	-4.43%	3.65%	12.41%
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-9.06%	6.26%	14.02%

Investors cannot invest directly in an Index.

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager. The Fund is managed by Charles B. Gaffney, Vice President of CRM, who has managed the Fund since December 2016.

Purchase and Sale of Fund Shares

All purchases, redemptions and exchanges of Fund shares are made through insurance company separate accounts, qualified pension and retirement plans or by other eligible investors that are the record owner of the shares. Contract holders, plan beneficiaries, and other investors seeking to purchase, redeem, or exchange interest in the Fund’s shares should consult with the insurance company, plan sponsor or other eligible investor through which their investment in the Fund is made.

Calvert VP SRI Mid Cap Portfolio	4	Summary Prospectus dated May 1, 2019

Tax Information

The Fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Because shares of the Fund are offered to insurance company separate accounts, qualified pension and retirement plans, and other eligible investors, you should read your prospectus, disclosure statement or plan documentation to understand the tax treatment of your investment.

Payments to Insurance Companies, Plan Sponsors and Other Financial Intermediaries

The Fund is generally available for purchase by separate accounts of insurance companies, qualified pension and retirement plans or by other eligible investors. The Fund, its principal underwriter and its affiliates may make payments to insurance companies, plan sponsors or other financial intermediaries for distribution and related services. These payments may create a conflict of interest for the insurance company, plan sponsor or other financial intermediary to include the Fund as an investment option in their product or to recommend the Fund over another investment option. Ask your financial intermediary, insurance company, or plan sponsor, or visit your financial intermediary’s or insurance company’s website, for more information.

24159 5.1.19	© 2019 Calvert Research and Management